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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2001
                                                        -----------------


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          000-23265                                         94-3267443
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  (Commission file Number)                          (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (919) 862-1000
                                                   ----------------------------






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Item 5.  Other Events

     In order to simplify its organizational structure, Salix Pharmaceuticals, Ltd. changed its place of incorporation from the British Virgin Islands to the State of Delaware on December 31, 2001. A detailed description of the reorganization, including United States federal income tax consequences of the reorganization, is included in Salix's Form S-4 Registration Statement, No. 333-74302, filed with the Securities and Exchange Commission on November 30, 2001, and is incorporated by reference herein.

     In accordance with Section 388(b)(2) of the General Corporation Law of the State of Delaware, Salix filed a Certificate of Incorporation with the Delaware Secretary of State as part of the reorganization. The Certificate of Incorporation replaces Salix's Memorandum of Association.

     In connection with the reorganization, Salix adopted new Bylaws that comply with Delaware law. The Bylaws replace Salix's Articles of Association.

     As a result of the reorganization, Salix is now subject to the laws of the State of Delaware instead of the laws of the British Virgin Islands. Salix will not, however, be relieved of any obligations or liabilities it incurred before the reorganization. The rights of Salix stockholders are now governed by the laws of the State of Delaware, the Certificate of Incorporation and the Bylaws, as opposed to the laws of the British Virgin Islands and Salix's former governing documents.

     A description of differences between British Virgin Islands and Delaware corporate laws is included under the heading "Differences in Governing Corporate Law" in the Form S-4, and is incorporated by reference herein.

     A comparison of the rights of Salix stockholders before and after the reorganization, as set forth in the organizational documents, is included under the heading "Changes in Governing Documents" in the Form S-4, and is incorporated by reference herein.

     Pursuant to Rules 12g-3(a) and 12g-3(f) under the Securities Exchange Act of 1934, as amended, the common stock, $0.001 par value per share, of Salix Pharmaceuticals, Ltd., a Delaware corporation, shall be deemed to be registered pursuant to Section 12(g) of the Exchange Act.

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Item 7.           Financial Statements And Exhibits.

       (c)        Exhibits.

Exhibit No.       Description
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99.1              Certificate of Incorporation (incorporated by reference to
                  Exhibit 3.3 to Form S-4 of Salix Pharmaceuticals, Ltd., filed
                  November 30, 2001)

99.2 Bylaws (incorporated by reference to Exhibit 3.4 to Form S-4 of Salix Pharmaceuticals, Ltd., filed November 30, 2001)










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SALIX PHARMACEUTICALS, LTD.



Date: January 2, 2002            By:  /s/ Adam C. Derbyshire
                                      -----------------------------------------
                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer